Exhibit 10(7)



                                                              December ___, 2001




Home Federal Savings Bank, as Trustee
of the City Savings Financial Corporation
   Employee Ownership Plan and Trust
501 Washington Street
Columbus, Indiana   47201

Dear Sir:

     This letter confirms City Savings Financial Corporation's commitment to fund a leveraged ESOP in an amount up to $444,360. The commitment is subject to the following terms and conditions:

          1)   Lender: City Savings Financial Corporation.

          2) Borrower: City Savings Financial Corporation Employee Stock Ownership Plan.

          3)   Trustee: Home Federal Savings Bank.

          4) Security: Unallocated shares of stock of the Company held in the City Savings Financial Corporation Employee Stock Ownership Plan.

          5)   Maturity: Up to 15 years from takedown.

          6) Amortization: Equal annual principal payments, plus accrued interest.

          7)   Pricing:

               a. The Prime Rate as published in the Wall Street Journal on the date of the loan transaction.

          8)   Interest Payments:

               a.   Annual on a 360 day basis.

          9) Funding: In full by the date of closing of the conversion of The Michigan City Savings and Loan Association to stock form (the "Closing Date").

          10)  Prepayment: Voluntary prepayments are permitted at any time.

          11) Conditions Precedent to Closing: Receipt by the Company of all supporting loan documents in a form and with terms and conditions satisfactory to the Company and its counsel. Consummation of the transaction will also be contingent upon no material adverse change occurring in the condition of The Michigan City Savings and Loan Association of City Savings Financial Corporation.

          12) Closing Date: Not later than the Closing Date, unless such date is waived by City Savings Financial Corporation.

     If the terms and conditions are agreeable to you, please indicate your acceptance by signing the enclosed copy and returning it to my attention.

                                   Sincerely,

                                   CITY SAVINGS FINANCIAL CORPORATION


                                   By:
                                      -------------------------------
                                      Thomas F. Swirski

Accepted on behalf of City Savings Financial Corporation
Employee Stock Ownership Plan and Trust


By: Home Federal Savings Bank, as Trustee


----------------------------------------
Trust Officer

                    EXEMPT LOAN AND SHARE PURCHASE AGREEMENT



                                     between




                                   TRUST UNDER
                       CITY SAVINGS FINANCIAL CORPORATION
                 EXEMPT STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                        (EFFECTIVE AS OF JANUARY 1, 2001)

                                       and



                       CITY SAVINGS FINANCIAL CORPORATION

                                TABLE OF CONTENTS
                                                                           Page

ARTICLE I             DEFINITIONS AND INTERPRETATION.........................-2-
         Section 1.1. General Interpretation.................................-2-
         Section 1.2. Certain Definitions....................................-2-

ARTICLE II            TRUST LOAN; TRUST NOTE; PAYMENTS.......................-2-
         Section 2.1. Trust Loan.............................................-2-
         Section 2.2. Use of Trust Loan Proceeds.............................-3-
         Section 2.3. Trust Note.............................................-3-
         Section 2.4. Interest...............................................-3-
         Section 2.5. Payments...............................................-3-
         Section 2.6. Optional Prepayment....................................-3-
         Section 2.7. Place and Time of Payment..............................-4-
         Section 2.8. Application of Certain Payments........................-4-
         Section 2.9. Due Date Extension.....................................-4-
         Section 2.10.Computations...........................................-4-
         Section 2.11.Interest on Overdue Amounts............................-4-

ARTICLE III           SECURITY...............................................-5-
         Section 3.1. Security...............................................-5-
         Section 3.2. Release of Shares......................................-5-

ARTICLE IV            REPRESENTATIONS, WARRANTIES AND COVENANTS..............-5-
         Section 4.1. Representations and Warranties of Trustee..............-5-
         Section 4.2. Representations and Warranties of Company..............-6-
         Section 4.3. Covenants of Company...................................-7-

ARTICLE V             CONDITIONS PRECEDENT...................................-8-
         Section 5.1. Documentation Satisfactory to Company..................-8-
         Section 5.2. Other Conditions Precedent to Company Obligations......-8-
         Section 5.3. Documentation Satisfactory to Trustee..................-9-
         Section 5.4. Other Conditions Precedent to Trustee's Obligation.....-9-

ARTICLE VI            EVENTS OF DEFAULT AND THEIR EFFECT.....................-9-
         Section 6.1. Events of Default; Effect..............................-9-

ARTICLE VII           SHARE PURCHASES.......................................-10-
         Section 7.1. Purchase of Shares....................................-10-
         Section 7.2. Manner of Purchase....................................-10-
         Section 7.3. Readily Tradeable.....................................-10-
         Section 7.4. No Prohibited Transactions............................-10-
         Section 7.5. Maximum Number of Shares..............................-10-

ARTICLE VIII          GENERAL...............................................-10-
         Section 8.1. Waivers; Amendments...................................-10-
         Section 8.2. Confirmations; Information............................-10-
         Section 8.3. Captions..............................................-11-
         Section 8.4. Governing Law.........................................-11-
         Section 8.5. Notices...............................................-11-
         Section 8.6. Expenses..............................................-11-
         Section 8.7. Reimbursement.........................................-11-
         Section 8.8. Entire Agreement......................................-11-
         Section 8.9. Severability..........................................-11-
         Section 8.10.No Assignment.........................................-12-
         Section 8.11.Counterparts..........................................-12-

ARTICLE IX            LIMITED RECOURSE......................................-12-
         Section 9.1. Limited Recourse......................................-12-
         Section 9.2. No Personal Recourse Against Trustee..................-12-

Exhibit A             TRUST NOTE............................................-14-
Exhibit B             SHARE PLEDGE AGREEMENT.................................-1-
Exhibit C             CERTIFICATE OF TRUSTEE................................-10-
Exhibit D             CERTIFICATE OF THE COMPANY............................-11-

                    EXEMPT LOAN AND SHARE PURCHASE AGREEMENT


     THIS EXEMPT LOAN AND SHARE PURCHASE AGREEMENT (this "Agreement" or "Loan Agreement"), dated December ___, 2001, between the Trust (the "Trust") established pursuant to the provisions of the CITY SAVINGS FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT (EFFECTIVE AS OF JANUARY 1,
2001) (the "ESOP") by Home Federal Savings Bank, as Trustee (the "Trustee"), and City Savings Financial Corporation, an Indiana corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company has duly established the ESOP in connection with which the Trust has been created;

     WHEREAS,  pursuant to the ESOP and  direction  of the  Company  pursuant to
Section 8.7 of the ESOP, the Trust desires to borrow from the Company, and the Company desires to lend to the Trust, an aggregate principal amount equal to up to Four Hundred Forty-Four Thousand Three Hundred Sixty Dollars ($444,360) (the "Trust Loan"), representing the cost of 8% of the shares of Common Stock, without par value, of the Company (the "Common Stock"), offered in the Subscription Offering and the Community Offering of the Company's Common Stock being made in connection with the Company's acquisition of the common stock of The Michigan City Savings and Loan Association (the "Association") upon conversion of the Association from an Indiana mutual building and loan association to an Indiana stock savings association (the "Conversion");

     WHEREAS, the parties hereto intend that the Trust Loan constitute an "exempt loan" within the meaning of Section 4975(d)(3) of the Code, Treasury Regulation ss. 54.4975-7(b), Section 408(b)(3) of ERISA, and Department of Labor Regulation ss. 2550.408b-3 (collectively, the "Exempt Loan Rules") and an "Exempt Loan" within the meaning of Sections 1.20 and 8.7 of the ESOP;

     WHEREAS, the parties intend that the Trustee will utilize the Trust Loan for the purpose of effecting purchases in the Subscription Offering and Community Offering (collectively, the "Offering") or otherwise of shares of Company Common Stock, without par value ("Shares"), to be held in the Trust for participants in the ESOP.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which each party hereto respectively acknowledges by its execution hereof), the parties hereto intending legally to be bound do hereby agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

     Section 1.1.General Interpretation . This Agreement shall be construed and interpreted so as to maintain the status of the ESOP as a qualified leveraged employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Code, the Trust as exempt from taxation under Section 501(a) of the Code, and the Trust Loan as an "exempt loan" under the Exempt Loan Rules, and as an "Exempt Loan" under Section 8.7 of the ESOP (collectively, the "Required Status").

     Section 1.2.Certain Definitions . In this Agreement, unless a clear contrary intention appears, the terms set forth below have the following meanings when used herein. Other terms are defined elsewhere herein.

               (a) "Business Day" means a day, other than a Saturday, Sunday or public holiday, on which commercial banks are open in Michigan City, Indiana for the purpose of conducting commercial banking business.

               (b) "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

               (c) "Default" means an event or circumstance which, with notice or lapse of time or both, would constitute an Event of Default as defined in Section 6.1.

               (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

               (e) "Loan Documents" shall mean, collectively, this Agreement, the Trust Note, the Share Pledge Agreement and any other instruments or documents required to be delivered pursuant hereto or thereto, in each case as amended and in effect from time to time.

                                   ARTICLE II
                        TRUST LOAN; TRUST NOTE; PAYMENTS

     Section 2.1.Trust Loan . Subject to the terms and conditions of this Agreement, the Company agrees to make available to the Trust, and the Trust may borrow from the Company, on the Closing Date (hereinafter defined), the Trust Loan under this Agreement in an amount up to Four Hundred Forty-Four Thousand Three Hundred Sixty Dollars ($444,360) representing the cost of 8% of the Shares offered in the Offering, valued at $10.00 per share. The Company shall, upon fulfillment of the applicable conditions set forth in Article V, on the Closing Date make the Trust Loan up to such amount available to the Trustee in immediately available funds, at its principal office. Notwithstanding the foregoing, the Company shall not be obligated to make any portion of the Trust Loan available to the Trust if the Conversion is not consummated, or if the ESOP is not permitted to purchase any shares because of an oversubscription in the first category of eligible subscribers. The Closing of the Trust Loan (the "Closing") will occur at the offices of Barnes & Thornburg, 11 South Meridian Street, Indianapolis, Indiana 46204, on the same date that the Conversion closes, or such later date as the parties shall agree upon (the "Closing Date").

     Section 2.2.Use of Trust Loan Proceeds . The Trust will use the proceeds of the Trust Loan to purchase Shares in the Offering, in accordance with Article VII hereof.

     Section 2.3.Trust Note . The Trust Loan will be represented by a promissory note of the Trust (the "Trust Note"), substantially in the form of Exhibit A hereto, appropriately completed, dated the Closing Date, payable to the order of the Company in the original principal amount of the Trust Loan, or so much thereof as may at any time have been advanced hereunder and thereunder, on the maturity date thereof.

     Section 2.4.Interest . The portion of the Trust Loan principal outstanding at any time shall accrue and bear daily interest at a fixed rate per annum equal to the prime rate as published in "The Wall Street Journal" on the Closing Date (the "Interest Rate"), payable annually in accordance with Section 2.5. On any stated or accelerated maturity of the Trust Loan all accrued and unpaid interest thereon shall be forthwith due and payable.

     Section 2.5.Payments . The Trust shall pay the principal amount of the Trust Loan together with accrued interest as follows:

               (a) an initial principal installment of one twentieth (1/15) of the initial principal amount of the Trust Loan, shall be due and payable on December 31, 2002, together with all interest accrued on the Trust Loan from the Closing Date through and including December 31, 2002; and

               (b) thereafter, payments of principal and interest shall be made in annual installments due and payable on the last business day of December of each year, commencing on December 31, 2003, through and including December 31, 2016, which annual installments shall include a principal payment in the amount of one twentieth of the initial principal amount of the Trust Loan, plus all interest accrued on the Trust Loan through and including the date of such payment.

The outstanding principal of the Trust Loan, together with all accrued and unpaid interest and any other obligations then outstanding, will in any event be due and payable in full on December 31, 2016.

     Section 2.6.Optional Prepayment .

               (a) Upon compliance with this Section 2.6, the Trust, at its option, may prepay the Trust Note at any time and from time to time, either in whole or in part, by payment of the principal amount of the Trust Note or portion thereof to be prepaid and accrued interest thereon to the date of such prepayment.

               (b) The Trustee will give notice of any prepayment of the Trust Note pursuant to this Section 2.6 to the Company not less than 3 days nor more than 60 days before the date fixed for such optional prepayment specifying (i) such date, (ii) that prepayment is to be made under Section 2.6 of this Agreement, (iii) the principal amount of the Trust Note to be prepaid on such date, and (iv) accrued interest applicable to the prepayment. Such notice of prepayment shall be signed by the Trustee. Notice of prepayment having been so given, the aggregate principal amount of the Trust Note specified in such notice, together with accrued interest thereon shall become due and payable on the prepayment date.

               (c) Partial  prepayments  of the Trust Note made pursuant to this
          Section 2.6 shall be credited in each case against remaining scheduled payments on the Trust Note in the inverse order of the due dates of such payments.

               (d) No such prepayment shall, however, be permitted if such prepayment would adversely affect the Required Status.

     Section 2.7.Place and Time of Payment . All payments of principal of, or interest on, the Trust Note shall be made by the Trust to the Company in same day funds at Michigan City, Indiana, not later than 11:00 a.m. on the date due. Funds received after that hour shall be deemed to have been received on the next following Business Day.

     Section 2.8.Application of Certain Payments . If, and to the extent, Shares acquired with proceeds of the Trust Loan, held in the Trust and not yet allocated to participant accounts are sold, then, to the extent allowable by the Exempt Loan Rules and applicable law, the Trustee, at the direction of the ESOP Committee administering the ESOP (the "Committee"), may apply the proceeds thereof toward the repayment of the Trust Loan. Dividends or other cash distributions paid on the Shares purchased with the proceeds of the Trust Loan (whether or not allocated to the accounts of Participants) shall be used by the Trustee, at the discretion of the Committee, to the extent permissible to repay the Trust Loan in accordance with the provisions of Section 4.5 of the ESOP.

     Section 2.9.Due Date Extension . If any payment of principal of, or interest on, the Trust Note falls due on a day that is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue and be payable for the period of such extension.


     Section 2.10.Computations . All computations of interest on the Trust Loan and other amounts due hereunder shall be based on a year of 360 days, comprising twelve 30-day months.

     Section 2.11.Interest on Overdue Amounts . If any payment of principal of, or interest on, the Trust Note is not made when due, interest shall accrue on the amount thereof, commencing on such due date through the date on which such amount is paid in full, at a rate per annum equal to the Interest Rate plus two percent (2%).

                                   ARTICLE III
                                    SECURITY

     Section 3.1.Security . Payment of the Trust Note and performance by the Trust of its obligations under this Agreement and the Trust Note will be secured by a pledge of, and the grant of a security interest in, the Shares by the Trustee on behalf of the Trust to and in favor of the Company under a Share Pledge Agreement, substantially in the form of Exhibit B hereto (the "Share Pledge Agreement").

     Section 3.2.Release of Shares . Notwithstanding any provision of this Agreement or the Share Pledge Agreement to the contrary contained or implied, the Company will release from the pledge and security interest under the Share Pledge Agreement, such Shares as must be allocated to ESOP participants under the ESOP pursuant to Section 8.7(h) of the ESOP and otherwise under the Code, the Exempt Loan Rules or other applicable law, provided that Section 8.7(h) of the ESOP shall not be amended without the Trustee's prior consent.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIESAND COVENANTS

     Section 4.1.Representations and Warranties of Trustee . To induce the Company to enter this Agreement and to make the Trust Loan, the Trustee represents and warrants to the Company as follows:

               (a) The Trustee has determined that the Trust Loan is primarily for the benefit of ESOP participants and their beneficiaries and bears interest at a rate not in excess of a reasonable rate and that the terms of the loan are at least as favorable to the Trust and the ESOP participants as the terms of a comparable loan resulting from arm's-length negotiations between completely independent parties;

               (b) The Trustee is a federal savings Association, legally existing and in good standing under federal law, has corporate power and authority and is duly authorized to enter into and perform the Trust;

               (c) The Trustee has full right, power and authority to execute, deliver and perform on behalf of the Trust under the Trust Agreement, the ESOP and otherwise the obligations set forth in the Loan Documents, and the execution and performance of such obligations will not conflict with or result in a breach of the terms of the ESOP or the Trust or result in a breach or violation of the Trustee's Articles of Association or By-Laws or of any law or regulation, order, writ, injunction or decree of any court or governmental authority binding on the Trust or Trustee;

               (d) The ESOP (and related Trust) has been duly authorized by all necessary corporate action on the part of the Trustee, if any, has been duly executed by an authorized officer of the Trustee and delivered and constitutes a legal, valid and binding obligation of the Trustee and declaration of trust enforceable in accordance with its terms;

               (e) The Loan Documents have been duly authorized, executed and delivered by the Trustee and constitute legal, valid and binding obligations, contracts and agreements of the Trustee on behalf of the Trust, enforceable in accordance with their respective terms;

               (f) The execution, delivery and performance of the Loan Documents do not conflict with, or result in the creation or imposition of any lien or encumbrance upon any of the property of the Trustee (other than the Collateral, as defined in the Share Pledge Agreement) pursuant to the provisions of the ESOP (and related Trust) or any other agreement or other instrument to which the Trustee is a party or may be bound; and

               (g) No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance by the Trustee of the Loan Documents.

     Section 4.2.Representations and Warranties of Company . To induce the Trust to enter this Agreement and undertake the obligations hereunder, the Company represents and warrants to the Trust as follows:

               (a) The Company is a corporation duly organized and validly existing under the laws of the State of Indiana, has corporate power and authority and is duly authorized to enter into and perform its obligations under this Agreement;

               (b) Neither the execution and delivery of this Agreement, nor the performance of the terms hereof nor the establishment of the ESOP or the Trust violates, conflicts with or constitutes a default under Company's Articles of Incorporation or By-Laws or any material agreement to which the Company is a party or by which the Company or any of its assets is bound, or violates any law, regulation, order or decree of any court, arbitration or governmental authority applicable to the Company, in any manner that would have a material adverse effect on the Trust, the ESOP, the Required Status or the Company;

               (c) The Company and the Association have taken all actions required to be taken by it to establish the ESOP and the related Trust. The ESOP and related Trust are intended to, and the terms thereof have been drafted with the purpose to, comply with the requirements of Sections 401(a) and 501(a) of the Code, as applicable, with the requirements for treatment as a leveraged employee stock ownership plan, as that term is defined in Section 4975(e)(7) of the Code, and with other applicable laws;

               (d) The Association has duly appointed the Trustee as trustee of the Trust and the Committee under the ESOP;

               (e) The Company has delivered to Trustee copies of its Articles of Incorporation and its By-Laws, the ESOP, and resolutions of its Board of Directors with respect to approval of this Agreement and entering into of the transactions and execution of all documents contemplated by this Agreement, in each case certified by the Secretary of the Company, which copies are true, correct and complete. None of such documents or resolutions has been amended or modified in any respect and such documents and resolutions remain in full force and in effect, in the form previously delivered to the Trustee;

               (f) Other than the Common Stock, the Company has no other classes of shares outstanding or treasury shares.

               (g) The Company's ability to honor put options (the "Put Options"), which would obligate the Company to repurchase shares of Common Stock distributed from time to time to ESOP participants and beneficiaries under Section 6.13 of the ESOP, is not presently restricted by the provisions of any law, rule or regulation in effect on the date hereof (except for capital, liquidation account, requirements to obtain regulatory approval of repurchase transactions, and similar constraints imposed by regulatory authorities on savings associations) or by the terms of any loan, financing or other agreement or instrument to which the Company is a party or by which the Company is or may be bound.

               (h) There are no actions, proceedings, or investigations pending or, to the Company's knowledge, threatened against or affecting the Company or any of its property or rights at law or in equity or before or by any court or tribunal that have not been disclosed to the Trustee and may have a material adverse effect on the value of the Common Stock.

               (i) All employee plans of the Association and the Company are in compliance, in all material respects, with all applicable reporting, disclosure and filing requirements pertaining to employee benefit plans set forth in the Code and ERISA.

               (j) No consent, approval or other authorization or notice to any governmental authority or expiration of any government-imposed waiting period is required in connection with the execution or delivery of this Agreement, except such as has been obtained, given or expired.
          (k) The shares of Common Stock constitute "qualifying employer securities" within the meaning of Section 409(l) of the Code.

     Section 4.3.Covenants of Company . The Company covenants that:

               (a) The Company shall submit or cause to be submitted to the Internal Revenue Service within ninety (90) days following the Closing Date an application for a determination letter confirming that the ESOP, effective as of January 1, 2001, and the related Trust are qualified and exempt from taxation under Sections 401(a) and 501(a), respectively, of the Code and that the ESOP meets the requirements of
          Section 4975(e)(7) of the Code.

               (b) The Company and the Association shall make all changes reasonably requested by the Internal Revenue Service as a condition of obtaining a determination letter from the Internal Revenue Service with respect to the ESOP, effective January 1, 2001. The Company and the Association shall continue to do all things necessary to cause the ESOP and the Trust at all times to be operated and administered such that the ESOP remains qualified under Section 401(a) and remains an employee stock ownership plan under Section 4975(e)(7) of the Code and the Trust remains tax-exempt under Section 501(a) of the Code.

               (c) If at any time the ESOP is required, by applicable law, court order, or otherwise, to make distributions of Shares that otherwise would be in violation of Federal or state securities laws, the Company shall take all actions necessary to permit such required distributions to be made in full compliance with such laws.

               (d) The Company shall honor the Put Options if, and to the extent, required by Section 409(h) of the Code and regulations thereunder, and shall not permit its ability to honor such Options to be materially restricted in any way.

               (e) The Company or the Association shall provide to the Trustee all governmental filings relating to the ESOP and all ESOP amendments within sixty days of the date on which such filing or amendment is effected, and, on an annual basis, shall provide complete financial statements of the ESOP and the Company.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

               Section 5.1.Documentation Satisfactory to Company . The obligation of the Company to make the Trust Loan is, in addition to the conditions precedent contained in Section 5.2, subject to the condition precedent that the Company shall have received each of the following, duly executed and dated as of the Closing Date (or such earlier date as shall be satisfactory to the Company) and in form and substance satisfactory to the Company:

               (a) the Trust Note;

               (b) the Share Pledge Agreement; and

               (c) a certificate of the Trustee, substantially in the form of Exhibit C hereto, with such changes thereto as shall be acceptable to the Company and its counsel, and with respect to such other matters as the Company may reasonably request.

     Section 5.2.Other Conditions Precedent to Company Obligations . In addition to the condition precedent contained in Section 5.1, the obligation of the Company to make the Trust Loan available is subject to the conditions precedent that (i) the Conversion is consummated, (ii) the representations and warranties made by the Trustee herein shall be true and correct in all material respects on the Closing Date as if made on and as of the Closing Date; and (iii) the ESOP shall be permitted to purchase Shares in the Conversion.

     Section 5.3.Documentation Satisfactory to Trustee . The obligation of the Trust to enter into the Trust Loan is subject to the condition precedent that the Trustee shall have received each of the following, duly executed and dated as of the Closing Date (or such earlier date as shall be satisfactory to Trustee) and in form and substance satisfactory to Trustee:

               (a) The Share Pledge Agreement; and

               (b) A certificate of the Company, substantially in the form of Exhibit D hereto, with such changes thereto as shall be acceptable to the Trustee and its counsel, and with respect to such other matters as the Trustee may reasonably request.

     Section 5.4.Other Conditions Precedent to Trustees Obligation . The obligation of the Trustee to enter into the Trust Loan is subject to the conditions precedent that (i) the Conversion is consummated, (ii) the representations and warranties made by the Company herein shall be true and correct in all material respects on the Closing Date as if made on and as of the Closing Date, and (iii) no injunction or restraining order shall be in effect or litigation pending or threatened to forbid or enjoin the consummation of the transaction contemplated by this Agreement.

                                   ARTICLE VI
                       EVENTS OF DEFAULT AND THEIR EFFECT

     Section 6.1.Events of Default; Effect . If default in the payment when due of any principal of, or default (and continuance thereof for 5 days) in the payment when due of interest on, the Trust Note (an "Event of Default") occurs, unless the effect thereof as an Event of Default has been waived in writing by the Company, then the Company may declare the Trust Note to be due and payable, whereupon the Trust Note shall become immediately due and payable, without presentment, demand, protest or notice to the Trust or other action by the Company of any kind whatsoever, all of which actions the Trust hereby waives to the maximum extent permitted by law.

     The Company shall promptly advise the Trust of any declaration of default, but failure to do so or delay in doing so shall not impair the effect of such declaration. Notwithstanding anything to the contrary herein or in the Trust Note or the Share Pledge Agreement contained or implied, if a Default or Event of Default occurs with respect to the Trust Loan by the Trust, the value of Trust assets transferred in satisfaction thereof shall not exceed the amount of such default. In addition, such a transfer of such Trust assets shall only occur upon and to the extent of the failure of the Trust to meet the payment schedule of the Trust Loan provided in Article II.

                                   ARTICLE VII
                                 SHARE PURCHASES

     Section 7.1.Purchase of Shares . The Company is making the Trust Loan available to the Trustee for the purpose of allowing the Trustee to purchase Shares in the Conversion. To the extent the ESOP is permitted to purchase up to 44,436 Shares in the Conversion, the Trustee agrees to use all of the proceeds of the Trust Loan to purchase Shares in accordance with this Article VII.

     Section 7.2.Manner of Purchase . The Trustee shall timely subscribe to purchase the Shares the ESOP is permitted to purchase in the Conversion pursuant to the Association's Plan of Conversion. The Trustee shall draw upon the Trust Loan and use the proceeds thereof to purchase the number of Shares the ESOP may purchase in the Offering, simultaneously with consummation of the Conversion.

     Section 7.3.Readily Tradeable . The Company agrees to use reasonable efforts to cause the Shares to be, and to maintain the Shares' status as, "readily tradeable on an established securities market" within the meaning of
Section 409(l)(1) of the Code.

     Section 7.4.No Prohibited Transactions . The Trustee in the performance of its obligations under this Agreement, shall observe its fiduciary obligations under Section 404 of ERISA, shall not engage in any transaction prohibited by ERISA or contrary to such fiduciary obligations, and, in acquiring Shares, shall not (and shall not be deemed obligated to) pay more than "adequate consideration", as defined in Section 3(18) of ERISA.

     Section 7.5.Maximum Number of Shares . The Trust shall not purchase Shares with proceeds of the Trust Loan in excess of 44,436 Shares.

                                  ARTICLE VIII
                                    GENERAL

     Section 8.1.Waivers; Amendments . No delay on the part of the Company, or the holder of the Trust Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Trust Note or the Share Pledge Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Company and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 8.2.Confirmations; Information . The Company and the Trust (or holder of the Trust Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal balance then outstanding under the Trust Note and such other matters relating to the Trust Loan, the Trust, the ESOP or the purchase of Shares as may reasonably be the subject of inquiry.

     Section 8.3.Captions . Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     Section 8.4.Governing Law . To the extent not preempted by ERISA, this Agreement and the Trust Note shall be a contract made under and governed by the laws of the State of Indiana, without regard to conflict of laws principles. All obligations of the Trust and rights of the Company and other holder of the Trust Note expressed herein or in such Trust Note shall be in addition to and not in limitation of those provided by law.

     Section 8.5.Notices . All communications and notices hereunder shall be in writing and shall be deemed to be given when sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, duly confirmed, and addressed to such party at the address indicated below or to such other address as such party may designate in writing pursuant to this Section 8.5.

                            City Savings Financial Corporation
                            2000 Franklin Street
                            Michigan City, Indiana   46360-4599
                            Attention: Thomas F. Swirski, President

                            Home Federal Savings Association
                            501 Washington Street
                            Columbus, Indiana 47201
                            Attention: David L. Fisher

     Section 8.6.Expenses . All expenses of the transaction contemplated by this Agreement shall be paid by the Company.

     Section 8.7.Reimbursement . If the Trustee uses proceeds from the Trust Loan to purchase Common Stock directly from the Company and it is subsequently determined by a court of competent jurisdiction that the Trustee paid in excess of "adequate consideration" within the meaning of ERISA for such shares, the Company shall, as soon as practicable following such judgment, reimburse the Trustee for the amount of the excess payment.

     Section 8.8.Entire Agreement . This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties.

     Section 8.9.Severability . Should any clause, paragraph or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, paragraphs or parts of this Agreement which can be affected without such illegal clause, paragraph or part shall nevertheless remain in full force and effect.

     Section 8.10.No Assignment . This Agreement and the obligations of the parties herein may not be assigned or assumed by any other parties.

     Section 8.11.Counterparts . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which put together shall constitute one and the same instrument.

                                   ARTICLE IX
                                LIMITED RECOURSE

     Section 9.1.Limited Recourse . Notwithstanding anything to the contrary herein or in the Trust Note, the Share Pledge Agreement or any other instrument, agreement or document contained or implied, the obligations of the Trust under this Agreement, the Trust Note and the Share Pledge Agreement (collectively, the "Trust Loan Obligations") shall be enforceable to the extent permitted under law, including (without limitation) the Exempt Loan Rules, only against the Trust to the extent of the Collateral (as defined in the Share Pledge Agreement) not theretofore released from the pledge and security interest under the Share Pledge Agreement as provided in Section 3.2 and contributions and other payments (other than contributions of employer securities) made to the Trust in accordance with the ESOP to enable the Trust to pay and satisfy the Trust Loan Obligations and from earnings attributable to the Shares purchased with Trust Loan proceeds and the investment of such contributions and payments (collectively, the "Trust Loan Collateral"). No recourse shall be had to or against the Trust or the assets thereof (other than the Trust Loan Collateral) for any deficiency judgment against the Trust for the purpose of obtaining payment or other satisfaction of the Trust Loan Obligations.

     Section 9.2.No Personal Recourse Against Trustee . Without limiting the provisions of Section 9.1, the Trustee of the Trust shall have no personal liability for any of the Trust Loan Obligations.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

                            TRUST UNDER CITY SAVINGS FINANCIAL
                            CORPORATION EMPLOYEE STOCK OWNERSHIP
                            PLAN AND TRUST AGREEMENT

                            By: Home Federal Savings Association, Trustee


                            By:
                               -------------------------------------------------
                            Printed:  David L. Fisher
                                    --------------------------------------------

                            Its:   Senior Vice President & Trust Officer
                                ------------------------------------------------


                            CITY SAVINGS FINANCIAL CORPORATION


                            By:
                               -------------------------------------------------

                            Printed:   Thomas F. Swirski
                                    --------------------------------------------

                            Its:   President and Chief Executive Officer
                                ------------------------------------------------

                                                                      Exhibit A

                                   TRUST NOTE


$___________      December ___, 2001
                                                          Due: December 31, 2016

     FOR VALUE RECEIVED, the undersigned, the Trust (the "Trust") established pursuant to the provisions of the CITY SAVINGS FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT, DATED AND EFFECTIVE AS OF JANUARY 1, 2001 (the "Plan") by HOME FEDERAL SAVINGS BANK, as Trustee (the "Trustee"), promises to pay to the order of City Savings Financial Corporation, an Indiana corporation (together with its successors, endorsees and assigns, the "Company"), at such place and in such other manner as the Company may direct in writing, and when required pursuant to the provisions of that certain Exempt Loan and Share Purchase Agreement, dated December ___, 2001 (the "Loan Agreement"), by and among the Trustee and the Company, the principal amount of ____________________________ Dollars ($__________) or so much thereof as may be advanced by the Company to the Trust hereunder and under the Loan Agreement, said amount being due and payable together with accrued interest in such installments and at such times as provided in the Loan Agreement, with the entire unpaid principal balance due and payable with accrued interest in full on December 31, 2016, as provided in the Loan Agreement.

     The principal balance hereof from time to time outstanding shall bear interest from the date of each disbursement of the Trust Loan evidenced by this Trust Note through and including the date on which such principal amount is paid in full, at the times provided in the Loan Agreement, at the Interest Rate, as defined in the Loan Agreement which is _____________ percent (_____%) per annum (or, in the case of overdue principal and, to the extent legally enforceable, overdue interest, at the Interest Rate plus two percent (2%) per annum).

     This Trust Note has been issued by the Trust in accordance with the terms of the Loan Agreement to evidence the Trust Loan made by the Company to the Trust under the Loan Agreement, to which reference is hereby made for the statement of the terms thereof. This Trust Note and the Company are entitled to the benefits of the Loan Agreement and the Company may enforce the agreements of the Trust contained therein and in the Loan Documents, and may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Trust Note which are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

     The Trust has the right to prepay the principal amount of this Trust Note without penalty on the terms and conditions specified in the Loan Agreement.

     If any Event of Default shall occur, the entire unpaid principal amount of this Trust Note and all of the accrued but unpaid interest thereon may become or be due and payable in the manner and with the effect provided in the Loan Agreement. The collection and enforcement of this Trust Note are subject to the provisions and limitations of Section 9.1 of the Loan Agreement.

     To the extent not preempted by ERISA, this Trust Note and the obligations of the Trust hereunder shall be governed by the laws of the State of Indiana without regard to principles of conflict of laws.

     All parties to this Trust Note, including endorsers, sureties and guarantors, if any, hereby waive presentment, demand, protest, notice, relief from valuation and appraisement laws and any and all other notices and demands in connection with the delivery, acceptance, performance and enforcement of this Trust Note and also hereby assent to extensions of the time of payment or forbearance or other indulgences without notice, and agree to remain bound until the principal, premium, if any, and interest are paid in full, notwithstanding any extensions of time for payment which may be granted, even though the period or periods of extension may be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to, the holder of this Trust Note.

     IN WITNESS WHEREOF, the Trust has caused this instrument to be executed by the Trustee, the day and year first above written.

                                  TRUST UNDER CITY SAVINGS FINANCIAL
                                  CORPORATION EMPLOYEE STOCK OWNERSHIP
                                  PLAN AND TRUST AGREEMENT

                                  By:  Home Federal Savings Bank, Trustee


                                  By:
                                     ------------------------------------
                                        David L. Fisher, Senior Vice President
                                        and Trust Officer

                                                                       Exhibit B




                             SHARE PLEDGE AGREEMENT



                                     between



                                   TRUST UNDER
                       CITY SAVINGS FINANCIAL CORPORATION
                    STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


                                       and

                       CITY SAVINGS FINANCIAL CORPORATION

                           Dated: December ___, 2001

                             SHARE PLEDGE AGREEMENT

     THIS SHARE PLEDGE AGREEMENT (this "Agreement" or "Share Pledge Agreement"), dated as of December ___, 2001, between the Trust (the "Trust") established pursuant to the provisions of the CITY SAVINGS FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT (EFFECTIVE AS OF JANUARY 1, 2001) (the "Plan") by HOME FEDERAL SAVINGS BANK, as Trustee ("Trustee"), and City Savings Financial Corporation, an Indiana corporation (the "Company").


                                   WITNESSETH:

     WHEREAS, contemporaneously herewith, the Trust and the Company have entered into that certain Exempt Loan and Share Purchase Agreement (the "Loan Agreement"; definitions of terms appearing in which have the same meanings herein, unless a clear contrary intention appears), dated December ___, 2001, pursuant to which the Company has agreed to lend to the Trust, and the Trust has agreed to borrow from the Company, the Trust Loan, and the Trust, to evidence its indebtedness to the Company with respect to the Trust Loan, has executed and delivered the Trust Note to the Company; and

     WHEREAS, it is a condition precedent to the obligation of the Company to make the Trust Loan that, among other things, the Trust execute and deliver this Agreement to the Company,

     NOW, THEREFORE, in consideration of the Loan Agreement and the Trust Loan and other good and valuable consideration (the receipt, adequacy and sufficiency of which the Trust acknowledges by its execution hereof, the Trust intending to be legally bound does hereby covenant and agree with the Company as follows:

     Section 1. Pledge. To secure the due and punctual payment and performance of the obligations of the Trust hereunder and under the Loan Agreement and the Trust Note (collectively, the "Liabilities"), the Trustee on behalf of the Trust hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Company, its successors and assigns and hereby grants to the Company, its successors and assigns a security interest in:

          (a) all Shares of Company Common Stock purchased or to be purchased with the proceeds of the Trust Loan (collectively, the "Pledged Shares") and the certificates representing or evidencing the Pledged Shares, and, to the extent permitted by Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended, and Reg. ss. 54.4975-7(b)(5) promulgated thereunder, all cash, securities, interest, dividends, rights and other property at any time and from time to time received in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all proceeds of all of the foregoing

(all such Pledged Shares, certificates, cash, securities, interest, dividends, rights and other property, and proceeds thereof, other than as released, sold or otherwise applied by the Company pursuant to the' terms hereof, being herein collectively called the "Collateral"), TO HAVE AND TO HOLD such Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

          Section 2. Warranties and Covenants.

          (a) The Trust represents and warrants to the Company that the Trust is, or at the time of any future delivery, pledge, assignment or transfer will be, the lawful owner of the Collateral, free of all claims and liens other than the security interest hereunder, with full right to deliver, pledge, assign and transfer the Collateral to the Company as Collateral hereunder.

          (b) So long as any of the Liabilities remain outstanding, the Trust will, unless the Company shall otherwise consent in writing:

               (i) promptly deliver to the Company from time to time certificates representing Pledged Shares as the Trustee acquires them and, upon request of the Company, such stock powers and other documents, satisfactory in form and substance to the Company, with respect to the Collateral as the Company may reasonably request to preserve and protect, and to enable the Company to enforce, its rights and remedies hereunder;

               (ii) not create or suffer to exist any lien, security interest or other charge or encumbrance against, in or with respect to any of the Collateral except for the pledge hereunder and the security interest created hereby;

               (iii) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and

               (iv) not take or fail to take any action which would in any manner impair the value or enforceability of the Company's security interest in any of the Collateral.

     Section 3. Care of Collateral. The Company shall be deemed to have exercised reasonable care with respect to the interest of the Trust in the custody and preservation of the Collateral if it takes such action for that purpose as the Trust shall request in writing or as it would with respect to similar assets of its own, but failure of the Company to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

     Section 4. Certain Rights Regarding Collateral and Liabilities.

     (a) The Company may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Trust, to the extent otherwise permitted (i) retain or obtain a security interest in the Collateral, to secure payment and performance of any of the Liabilities, (ii) retain or obtain the primary or secondary liability of any party or parties, in addition to the Trust, with respect to any of the Liabilities, (iii) extend or renew for any period (whether or not longer than the original period) or exchange any of the Liabilities or release or compromise any obligation of any nature of any party with respect thereto, and (iv) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing payment and performance of any of the Liabilities, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property.

     (b) The Company shall have no right to vote the Pledged Shares prior to the occurrence of an Event of Default (hereinafter in Section 6(a) hereof defined). After the occurrence of an Event of Default, the Trust shall have the right to vote any and all of the Pledged Shares in accordance with the Plan unless and until it receives notice from the Company that such right has been terminated with respect to shares subject to execution as a result of the Default.

          Section 5. Dividends, etc.

     (a) So long as no Default or Event of Default, shall have occurred and be continuing, the Trust shall be entitled to receive any and all cash dividends on the Pledged Shares which it is otherwise entitled to receive, and to vote the Pledged Shares in accordance with the terms of the Plan and to give consents, waivers and ratifications in respect of the Pledged Shares, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Shares, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be, and become part of the Collateral pledged hereunder and, if received by the Trust, shall forthwith be delivered to the Company or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by the Trust in accordance with the Company's instructions) to be held subject to the terms of this Agreement and the Plan.

     (b) Upon the occurrence and during the continuance of an Event of Default, subject to the terms of Section 4(b) hereof, all rights of the Trust pursuant to
Section 5(a) hereof shall cease and the Company shall have the sole and exclusive right and authority to receive and retain the dividends which the Trust would otherwise be authorized to retain and, to the extent permitted by law, to vote and give consents, waivers and ratifications pursuant to Section 5(a) hereof. Any and all money and other property paid over to or received by the Company pursuant to the provisions of this paragraph (b) shall be retained by the Company as additional Collateral hereunder and be applied in accordance with the provisions hereof.

          Section 6. Event of Default.

     (a) The occurrence of any of the following shall constitute an Event of Default hereunder nonpayment, when due, whether by acceleration or otherwise, of any amount payable on any of the Liabilities; an Event of Default as defined in the Loan Agreement; any representation or warranty of the Trust contained herein or given pursuant hereto being untrue in any material respect; or the Trust's failure to perform any covenant or agreement contained herein.

     (b) Upon the occurrence of an Event of Default, (i) the Company may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Indiana or otherwise available to it, including, but not limited to, sale, assignment, or other disposal of the Pledged Shares in exchange for cash or credit, and (ii) the Company may, without demand or notice of any kind, but subject to Section 7, appropriate and apply toward the payment of such of the Liabilities, and in such order of application, as the Company may from time to time elect, any balances, credits, deposits, accounts or moneys of the Trust. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five (5) days before such disposition, postage prepaid, addressed to the Trust, either at the address of the Trust shown below, or at any other address of the Trust appearing on the records of the Company. Any proceeds of any disposition of Collateral shall be applied as provided in Section 7 hereof. All rights and remedies of the Company expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or security therefor. No delay on the part of the Company in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Company of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Company permitted hereunder shall impair or affect the rights of the Company in and to the Collateral.

     (c) The Trust agrees that in any sale of any of the Collateral whenever an Event of Default hereunder shall have occurred and be continuing, the Company is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualification, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Trust further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Company be liable nor accountable to the Trust for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     (d) Notwithstanding anything to the contrary herein or in the Trust Note or the Loan Agreement contained or implied, if an Event of Default occurs with respect to the Trust Loan by the Trust, the value of Trust assets transferred in satisfaction thereof shall not exceed the amount of such default. In addition, such a transfer of such Trust assets shall only occur upon, and to the extent of the failure of, the Trust to meet the payment schedule of the Trust Loan provided in Article II of the Loan Agreement.

     Section 7. Application of Proceeds of Sale or Cash Held as Collateral. The proceeds of sale of Collateral sold pursuant to the terms of Section 6 hereof and/or, after an Event of Default, the cash held as Collateral hereunder, shall be applied by the Company, to the extent permitted by applicable law, as follows:

               First: to payment of the costs and expenses of such sale, including the out-of-pocket costs and expenses of the Company and the reasonable fees and out-of-pocket costs and expenses of counsel employed in connection therewith, and to the payment of all advances made by the Company for the account of the Trust hereunder and the payment of all costs and expenses incurred by the Company in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Company;

               Second: to the payment in full of the Liabilities; and

               Third: the balance, if any, of such proceeds shall be paid to the Trust, its successors and assigns, or as a court of competent jurisdiction may direct.

     Section 8. Authority of Company. The Company shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Company by the terms hereof, together with such powers as are incidental thereto. The Company may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Company, nor any director, officer or employee of the Company, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or wilful misconduct. The Trust hereby agrees, to the extent permitted by applicable law, to reimburse the Company, on demand, for all costs and expenses incurred by the Company in connection with the enforcement of this Agreement (including costs and expenses incurred by any agent employed by the Company).

     Section 9. Termination. This Agreement shall terminate when all the Liabilities have been fully paid and performed, at which time the Company shall reassign and redeliver (or cause to be reassigned and redelivered) to the Trust, or to such person or persons as the Trust shall designate, against receipt, such of the Collateral (if any) as shall not have been theretofore released, sold or otherwise applied by the Company pursuant to the terms hereof and shall still be held by it hereunder, together with any appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon, or representation or warranty by, the Company.

     Section 10. Required Release of Collateral. Notwithstanding any provision of this Agreement or the Loan Agreement to the contrary, the Company from time to time will release from the pledge and security interest under the Loan Agreement, such Collateral as must be allocated to participants under the Plan pursuant to Section 8.7(h) of the Plan and otherwise under the Code, the Exempt Loan Rules or other applicable law.

     Section 11. Limited Recourse. Notwithstanding anything to the contrary herein or in the Trust Note, the Loan Agreement or any other instrument, agreement or document contained or implied, the Liabilities shall be enforceable to the extent permitted under applicable law, including, without limitation, the Exempt Loan Rules, only against the Trust to the extent of the Collateral not theretofore released from the pledge and security interest under this Agreement as provided herein and contributions (other than contributions of employer securities) made to the Trust in accordance with the Plan to enable the Trust to pay and satisfy the Liabilities and from earnings attributable to the Shares and the investment of such contributions (collectively, the "`Trust Loan Collateral"). No recourse shall be had to or against the Trust or the assets thereof (other than the Trust Loan Collateral) for any deficiency judgment against the Trust for the purpose of obtaining payment or other satisfaction of the Liabilities. Without limiting the foregoing, the Trustee of the Trust shall have no personal liability for any of the Liabilities, other than as required by or arising under applicable law.

     Section 12. Notices. All communications and notices hereunder shall be in writing and, if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, duly confirmed, and addressed to such party at the address indicated below or to such other address as such party may designate in writing pursuant to this
Section 12.

                     CITY SAVINGS FINANCIAL CORPORATION
                     2000 Franklin Street
                     Michigan City, Indiana   46360-4599
                     Attention: Thomas F. Swirski, President

                     HOME FEDERAL SAVINGS BANK
                     501 Washington Street
                     Columbus, Indiana   47201
                     Attention: David L. Fisher


     Section 13. Binding Agreement Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except the Trust shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise grant any option with respect to the Collateral, or any part thereof and the Company shall not assign any interest herein or in the Collateral unless such assignment is expressly made subject to the terms of the Loan Documents.

     Section 14. Miscellaneous Provisions. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated nor may any of the Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Company hereunder. The section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     Section 15. Governing Law; Interpretation. This Agreement has been made and delivered at Spencer, Indiana, and, except to the extent preempted by ERISA, shall be governed by the internal laws of the State of Indiana, without regard to principles of conflict of laws. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 16. Filing as a Financing Statement. At the option of the Company, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective representatives thereunto duly authorized as of the date first above written.

                                  TRUST UNDER THE CITY SAVINGS
                                  FINANCIAL CORPORATION EMPLOYEE
                                  STOCK OWNERSHIP PLAN AND TRUST
                                  AGREEMENT

                                  By: Home Federal Savings Bank, Trustee


                                  By:
                                     -----------------------------------------

                                  Printed:   David L. Fisher
                                           -----------------------------------
                                  Its:     Senior Vice President & Trust Officer
                                       -----------------------------------------

                                  CITY SAVINGS FINANCIAL CORPORATION


                                  By:
                                     -----------------------------------------

                                  Printed:  Thomas F. Swirski
                                          ------------------------------------

                                  Its:  President and Chief Executive Officer
                                      ----------------------------------------

                                                                       Exhibit C



                             CERTIFICATE OF TRUSTEE

     The undersigned, Home Federal Savings Bank, a federal savings bank, in its capacity as Trustee ("Trustee") of the Trust under the City Savings Financial Corporation Employee Stock Ownership Plan and Trust Agreement (Effective as of January 1, 2001) (the "Trust") hereby certifies, pursuant to Section 5.1(c) of that certain Exempt Loan and Share Purchase Agreement between the Trust and City Savings Financial Corporation of even date herewith (the "Loan Agreement") that:

               (i) it has determined that the Trust Loan, as defined in the Loan Agreement, is primarily for the benefit of ESOP participants and their beneficiaries and bears interest at a rate not in excess of a reasonable rate and that the terms of the loan are at least as favorable to the Trust and the ESOP participants as the terms of a comparable loan resulting from arm's-length negotiations between completely independent parties;

               (ii) the other representations and warranties of the Trust contained in the Loan Agreement are true in all material respects as of the date of this Certificate; and

               (iii) the conditions set forth in Article V of the Loan Agreement, to the extent their satisfaction depends upon action on the part of the Trust or the Trustee, have been satisfied as of the date of this Certificate.

     EXECUTED this ____ day of December, 2001.


                               HOME FEDERAL SAVINGS BANK,
                               as Trustee of the Trust
                               under the City Savings
                               Financial Corporation
                               Employee Stock Ownership
                               Plan and Trust Agreement
                               (Effective as of January 1,
                               2001)


                               By:
                                   --------------------------------------------
                                   David L. Fisher
                                   Senior Vice President & Trust Officer

                                                                      Exhibit D

                           CERTIFICATE OF THE COMPANY

     The undersigned, City Savings Financial Corporation, an Indiana corporation (the "Company"), pursuant to Section 5.3(b) of that certain Exempt Loan and Share Purchase Agreement between Home Federal Savings Bank, a federal savings bank, in its capacity as Trustee of the Trust under the City Savings Financial Corporation Employee Stock Ownership Plan and Trust Agreement (Effective as of January 1, 2001) and the Company of even date herewith (the "Loan Agreement"), hereby certifies that the representations and warranties of the Company contained in the Loan Agreement are true and correct in all material respects, and the Company is in compliance with its covenants set forth in the Loan Agreement in all material respects, as of the date of this Certificate.

     EXECUTED as of this ___ day of December, 2001.


                                  CITY SAVINGS FINANCIAL CORPORATION


                                  By:
                                      ------------------------------------
                                      Thomas F. Swirski, President and
                                      Chief Executive Officer